Exhibit 8.

Name of Company	Country of Incorporation
“The Londoner” (Hotel) Ltd.	England
220 Bloor Street Hotel Inc	Ontario, Canada
220 Bloor Street West Partnership	Ontario, Canada
Airport Garden Hotel NV	Belgium
American Commonwealth Assurance Co. Ltd.	Bermuda
American Hotel B.V.	The Netherlands
Arabian Hotel Management Co. LLC	Oman
Asia Pacific Holdings Limited	England
Athenaeum Hotel & Touristic Enterprises S.A. (12.5%)	Greece
Avendra LLC 4.50%	Delaware, USA
B.V. Amstel Maatschappij	The Netherlands
Barclay Operating Corp.	New York, USA
BBJV Investments Limited	England
BCH Hotel Investment, Pte Ltd (10%)	Singapore
BHMC Canada Inc.	Canada
BHR Holdings B.V.	The Netherlands
BHR Luxembourg S.A.R.L.	Luxembourg
BHR Overseas (Europe) B.V.	The Netherlands
BHR Overseas (Finance) B.V.	The Netherlands
BHR Pacific Holdings, Inc.	Delaware, USA
BHR Services (France) S.A.S.	France
BHR Texas LP	Delaware, USA
BHR US Holdings B.V.	The Netherlands
BHTC Canada Inc.	Canada
BIBOH	England
Blackfriars Hotels Ltd. (33.3%)	England
Brascan Imobiliaria Hotelaria e Turismo S.A.	Brazil
Bristol House Club	Texas, USA
Bristol Kansas Beverage Company	Kansas, USA
Bristol Lodging Beverage Company	Texas, USA
Bristol Oakbrook Tenant Company	Delaware, USA
Bristol Plano Club	Texas, USA
Bristol Solo’s Club, Inc.	Delaware, USA
Bristol Texas Beverage Company	Texas, USA
Britannia Soft Drinks Ltd (47.5%)	England
British Vitamin Products Ltd.	England
Britvic Corona Ltd.	England
Britvic Holdings Ltd.	England
Britvic International Ltd.	England
Britvic Ltd.	England
Britvic Pensions Limited	England
Britvic Soft Drinks Ltd.	England
Brussels Europa S.A.	Belgium
BVH Hotelbesitzgesellschaft mbH & Co. Verwaltungs KG(67.5%)	Germany
BVH Hotelbesitzgesellschaft mbH (67.4%)	Germany
C.A. Hotel Guayana	Venezuela
Café Barritz	N/A
Canabolas Caravan Motel Pty Ltd.	Australia
Carlton InterContinental (Cannes) SNC	France
Cavendish Technology Company Partnerships Ltd.	England
Cayo Largo Hotel Assoc. SNC por ASE	Georgia, USA
Centra Victoria Pty Ltd.	Australia
Centre Hotels (Cranston) Limited	Scotland
Centro de Servicios Hoteleros S.A. de C.V.	Mexico
Centrum Finance (Guernsey) Ltd.	Channel Islands
Ceylan Holding A.S.	Turkey
CIMS L.P.	Illinois, USA
Compania Hotelera Nuevos Horizontes	Venezuela
Compania Inter-Continental de Hoteles El Salvador S.A.	Venezuela
Cooper Leasing Company Ltd	England
Corporaction Turistica Real	BVI San Salvador
Cosmostar Holdings Ltd.	British Virgin Islands
Covachas Festivas de America SA	Costa Rica
Crowne Plaza (Asia Pacific) Ltd.	Hong Kong
Crowne Plaza (Puerto Rico) Inc.	Puerto Rico
Crowne Plaza Amsterdam (Management) BV	The Netherlands
Crowne Plaza Hilton Head Holding Co.	Delaware, USA
Crowne Plaza LAX, LLC	Georgia, USA
Culross Finance Ltd.	Cayman
Delaville SpA	Italy
Delta Hotels Limited	Scotland
Dessarrolladora Holiday Inn, S.A. de C.V. (99%)	Mexico
Dessarrolladora Siba, S.A. de C.V.	Mexico
Dorint/IC Management GmbH	Germany
Edinburgh George Hotel Ltd.	England
Eurasia Hotel Ltd.	Hong Kong
FBM Dallas, Inc.	Delaware, USA
FBM Houston, Inc.	Delaware, USA
FBM I-10E, Inc.	Delaware, USA
FelCor Lodging Trust Incorporated (12.2%/total Gp Int 17.1%)	Delaware, USA
FI Scottsdale, Inc.	Delaware, USA
FPS Leominster, Inc.	Delaware, USA
Frankfurt Intercontinental Hotels GmbH	Germany
Garden Court France SNC (90%)	France
General Innkeeping Acceptance Corporation	Tennessee, USA
Gestion Hotelera Gestel, C.A.(50%)	Venezuela
GIAC Leasing Corporation	Tennessee, USA
Golden Hotel Prague Hotels Services s.r.o.	Czech Republic
Grand Hotel du Congo SZARL (50%)	Rep of Congo, Zaire
Grand Hotel Inter-Continental Paris SNC	France
Greenbank Drinks Co. Ltd.	England
Guest Card LLC	North Carolina, USA
H.D. Rawlings Ltd.	England

Name of Company	Country of Incorporation
H.I (Burswood) Pty Ltd.	Australia
H.I. (Canberra) Pty Ltd.	Australia
H.I. (Canberra) Trust	Australia
H.I. (Coogee) Pty Ltd.	Australia
H.I. (Coogee) Trust	Australia
H.I. (Melbourne) Pty Ltd.	Australia
H.I. (Melbourne) Trust	Australia
H.I. (Newcastle) Pty Ltd.	Australia
H.I. (Newcastle) Trust	Australia
H.I. (Perth) Pty Ltd.	Australia
H.I. (Perth) Trust	Australia
H.I. (Potts Point) Pty Ltd.	Australia
H.I. (Potts Point) Trust	Australia
H.I. (Terrigal) Pty. Ltd.	Australia
H.I. (Terrigal) Trust	Australia
H.I. (Townsville) Pty Ltd.	Australia
H.I. (Townsville) Trust	Australia
H.I. Mexicana Servicios, SA de CV	Mexico
H.I. Sara Hospitality Sdn Bhd (30%)	Malaysia
H.I. Soaltee Hotel Co. (P) Ltd. (26%)	Hong Kong
H.I. Soaltee Management Company Ltd (74%)	Hong Kong
H.I. Sugarloaf LLC	Georgia, USA
Hale International Ltd.	British Virgin Islands
Harvey’s Bar/Remington’s	N/A
HB Mass Tenant LLC	Delaware, USA
HC International Holdings, Inc.	Delaware, USA
HH France Holdings SARL	France
HH Hotels (EMEA) BV	The Netherlands
HH Hotels (EMEA) BV — Egyptian Branch	Egypt
HH Hotels (EMEA) BV — Russian Branch	Russia
HH Hotels (Romania) SRL	Romania
HH Hotels Tunisia SARL	Tunisia
HI (Ireland) Ltd.	Eire
HI East Houston, Inc.	Delaware, USA
HI Hotels Australia Trust	Australia
HI Jackson, Inc.	Delaware, USA
HI Marietta, Inc.	Delaware, USA
HIA (T) Pty Ltd.	Australia
HIA, Inc.	Tennessee, USA
HIM (Aruba) NV	Aruba
HOB Hotelbesitz-und Verwaltungs GmbH & Co; Objekt Graummansweg KG (99%)	Germany
HOB Hotelbesitz-und Verwaltungs GmbH (100%)	Germany
Hochstrasse 3 Hotelgesellschaft mbH	Germany
Hofburg Kongresszentrum Betriebsgesellschaft mbH	Austria
Holiday Hospitality Franchising, Inc.	Delaware, USA
Holiday Inn (Basildon) Ltd.	England
Holiday Inn (Birmingham City) Ltd.	England
Holiday Inn (Birmingham M6 J7) Ltd.	England
Holiday Inn (Birmingham) Ltd.	England
Holiday Inn (Brentwood) Ltd.	England
Holiday Inn (Carlisle) Ltd.	England
Holiday Inn (Chester) Ltd.	England
Holiday Inn (Colchester) Ltd.	England
Holiday Inn (Coventry) Ltd.	England
Holiday Inn (Dijon) SARL	France
Holiday Inn (Edinburgh North) Ltd.	England
Holiday Inn (Edinburgh) Ltd.	England
Holiday Inn (Farnborough) Ltd.	England
Holiday Inn (Guildford) Ltd.	England
Holiday Inn (Hemel Hempstead) Ltd.	England
Holiday Inn (High Wycombe) Ltd.	England
Holiday Inn (Ipswich) Ltd.	England
Holiday Inn (Lancaster) Ltd.	England
Holiday Inn (Leicester) Ltd.	England
Holiday Inn (London Gatwick) Ltd.	England
Holiday Inn (London Heathrow Ariel) Ltd.	England
Holiday Inn (London Heathrow) Ltd.	England
Holiday Inn (London Regents Park) Ltd.	England
Holiday Inn (Maidenhead) Ltd.	England
Holiday Inn (Milton Keynes) Ltd.	England
Holiday Inn (Norwich) Ltd.	England
Holiday Inn (Reading) Ltd.	England
Holiday Inn (Southampton Eastleigh) Ltd.	England
Holiday Inn (Southampton) Ltd.	England
Holiday Inn (UK) Ltd.	England
Holiday Inn Aruba NV	Aruba
Holiday Inn Cairns Pty Ltd.	Australia
Holiday Inn Finance Properties Ltd	England
Holiday Inn Hotelgesellschaft mbH	Germany
Holiday Inn Limited	England
Holiday Inn Mexicana S.A.	Mexico
Holiday Inn Operadora Mexico S.A. de C.V.	Mexico
Holiday Inn Worldwide Insurance Co. (see SCH Insurance Co) 75%	Vermont, USA
Holiday Inns (Abu Dhabi) Ltd.	Hong Kong
Holiday Inns (Andina) Inc. (now SC (Andina) Inc.) 70%	Tennessee, USA
Holiday Inns (Beijing) Inc. (now SC Reservations (Philippines) Inc)	Tennessee, USA
Holiday Inns (Beijing) Ltd.	Hong Kong
Holiday Inns (Casablanca) Ltd	Hong Kong
Holiday Inns (China) Ltd.	Hong Kong
Holiday Inns (Chongqing), Inc.	Tennessee, USA
Holiday Inns (Courtalin) Holdings SAS	France
Holiday Inns (Courtalin) SAS	France
Holiday Inns (Dalian), Inc.	Tennessee, USA
Holiday Inns (Downtown Beijing) Ltd.	Hong Kong

Name of Company	Country of Incorporation
Holiday Inns (Dubai) Ltd.	Hong Kong
Holiday Inns (Eindhoven) BV	The Netherlands
Holiday Inns (Eindhoven) BV — American Branch	South Carolina
Holiday Inns (Eindhoven) BV — Austrian Branch	Austria
Holiday Inns (England) Ltd.	England
Holiday Inns (Germany) LLC	Tennessee, USA
Holiday Inns (Germany) LLC — German Branch	Germany
Holiday Inns (Guangzhou), Inc.	Tennessee, USA
Holiday Inns (Guilin), Inc.	Tennessee, USA
Holiday Inns (Indonesia) B.V.	The Netherlands
Holiday Inns (Indonesia) Ltd.	Hong Kong
Holiday Inns (Jamaica) Inc.	Tennessee, USA
Holiday Inns (Jamaica) Inc. — Jamaica Branch	Jamaica
Holiday Inns (Korea) Ltd.	Hong Kong
Holiday Inns (Kuwait) Ltd.	Hong Kong
Holiday Inns (Macau) Ltd.	Hong Kong
Holiday Inns (Malaysia) Ltd.	Hong Kong
Holiday Inns (Manama) Ltd.	Hong Kong
Holiday Inns (Middle East) Ltd.	Hong Kong
Holiday Inns (Muscat) Ltd.	Hong Kong
Holiday Inns (Nepal) Ltd.	Hong Kong
Holiday Inns (Philippines), Inc.	Tennessee, USA
Holiday Inns (Philippines), Inc. — Philippines Branch	Philippines
Holiday Inns (Phuket) Ltd.	Hong Kong
Holiday Inns (Riyadh) Ltd.	Hong Kong
Holiday Inns (Salalah) Ltd.	Hong Kong
Holiday Inns (Saudi Arabia), Inc.	Tennessee, USA
Holiday Inns (Shanghai) Ltd.	Hong Kong
Holiday Inns (South East Asia) Inc.	Tennessee, USA
Holiday Inns (South East Asia) Inc. — Singapore Branch	Singapore
Holiday Inns (Suisse) SA	Switzerland
Holiday Inns (Thailand) Ltd.	Hong Kong
Holiday Inns (The Netherlands) Inc.	Tennessee, USA
Holiday Inns (The Netherlands) Inc. — Dutch Branch	The Netherlands
Holiday Inns (UK), Inc.	Tennessee, USA
Holiday Inns (UK), Inc. — Malta Branch	Malta
Holiday Inns (UK), Inc. — UK Branch	England
Holiday Inns (Urumqi) Ltd.	Hong Kong
Holiday Inns (Xiamen) Ltd.	Hong Kong
Holiday Inns (Yemen) Ltd.	Hong Kong
Holiday Inns Australia Pty Ltd.	Australia
Holiday Inns B.V.	The Netherlands
Holiday Inns B.V. — Austria Branch	Austria
Holiday Inns B.V. — UK Branch	England
Holiday Inns Crowne Plaza (Beijing), Inc.	Tennessee, USA
Holiday Inns Crowne Plaza (Hong Kong), Inc.	Tennessee, USA
Holiday Inns de Espana S.A.	Spain
Holiday Inns France et Cie SAS	France
Holiday Inns Garden Court Ltd.	England
Holiday Inns Holdings (Australia) Pty Ltd.	Australia
Holiday Inns Inc.	Delaware, USA
Holiday Inns International BV	The Netherlands
Holiday Inns International BV — Belgium Branch	Belgium
Holiday Inns Investment (Nepal) Ltd.	Hong Kong
Holiday Inns Mexico Holdings, Inc.	Kentucky, USA
Holiday Inns NV	Belgium
Holiday Inns of America (UK) Ltd.	England
Holiday Inns of Belgium NV	Belgium
Holiday Inns of Belgium NV — Swedish Branch	Sweden
Holiday Inns SpA	Italy
Holiday Inns von Deutschland GmbH	Germany
Holiday Pacific Equity Corporation	Delaware, USA
Holiday Pacific LLC	Delaware, USA
Holiday Pacific Partners, LP (12.7%)	Delaware, USA
Hooper Struve & Co. Ltd	England
Hospitality Corporation	Greece
Hospitality Network Corporation 35%	Japan
Hotel del Lago C.A. (0.4%)	Venezuela
Hotel Equities Fiji Ltd.	Fiji
Hotel Equities South Pacific Ltd.	Vanuatu
Hotel Forum (Holdings) Ltd.	England
Hotel Inter-Continental London (Holdings) SAS	France
Hotel Inter-Continental London Ltd.	England
Hotel Inter-Continental SAS	France
Hotelera el Carmen S.A.	Spain
Hotelera Holiday Inns Andina Limitada	Chile
Hotelera Holiday Inns Andina Ltd-Chile Branch	Chile
Hoteles Estelar de Colombia S.A. (4%)	Colombia
Hoteles Holiday Inn S.A. de C.V.	Mexico
Hoteles Y Centros Especializados S.A.	Mexico
Hoteles Y Turismo HIH Srl	Venezuela
IC Loipersdorf Hotel Betriebs GmbH	Austria
IC US (Holdings) LP	Delaware, USA
Idris Limited	England
IHC (Thailand) Ltd.	Thailand
IHC Buckhead LLC	Georgia, USA
IHC Edinburgh (Holdings) Ltd.	England
IHC Franchising LLC	Delaware, USA
IHC Hopkins (Holdings) Corp.	Delaware, USA
IHC Hotel Ltd.	England
IHC Inter-Continental (Holdings) Corp.	Delaware, USA
IHC London (Holdings) Ltd.	England
IHC May Fair (Holdings) Ltd.	England
IHC May Fair Hotel Ltd.	England

Name of Company	Country of Incorporation
IHC M-H (Holdings) Corp.	Delaware, USA
IHC Overseas (U.K.) Ltd.	England
IHC UK (Holdings) Ltd	England
IHC United States (Holdings) Corp.	New York, USA
IHC Willard (Holdings) Corp.	Delaware, USA
IHG (Brent Cross) Ltd.	England
IHG (Leeds) Ltd.	England
IHG (maryland) LLC	Maryland, USA
IHG (Strathclyde) Ltd.	England
IHG (Victoria Park) Pty Ltd	Australia
IHG Customer Service Ltd	England
IHG Cyprus Limited	Cyprus
IHG Franchising LLC	Delaware, USA
IHG Management (Maryland) LLC
IHG Systems Pty Ltd	Australia
Illinois Hotels Corp.	Delaware, USA
Inn Keeper Supply, S.A. de C.V.	Mexico
INNvest Realty Corp.	Tennessee, USA
Insurance Resource Services, Inc.	Delaware, USA
InterContinental (Branston) 1 Ltd	England
Inter-Continental (Holdings) Canada Inc.	Canada
Inter-Continental Central Park South LLC	New York, USA
Inter-Continental D.C. Operating Corp.	Delaware, USA
Inter-Continental Europe Finance BV	The Netherlands
Inter-Continental Europe Holdings BV	The Netherlands
Inter-Continental Florida Investment Corp.	Delaware, USA
Inter-Continental Florida L.P.	Delaware, USA
Inter-Continental Florida Operating Corp.	Delaware, USA
Inter-Continental Florida Partner Corp.	Delaware, USA
InterContinental Group Ltd	England
Inter-Continental Holding (Germany) GmbH	Germany
InterContinental Holdings Ltd	England
InterContinental Hong Kong Ltd.	Hong Kong
Inter-Continental Hospitality Corp.	Delaware, USA
Inter-Continental Hotel Betriebsgesellschaft mbH	Austria
Inter-Continental Hotel Investment (S) Pte. Ltd.	Singapore
Intercontinental Hotel Stuttgart Betriebs GmbH & Co. KG	Germany
InterContinental Hoteleira Limitada	Brazil
Inter-Continental Hotels (Indonesia) B.V.	The Netherlands
Inter-Continental Hotels (Montreal) Operating Corp.	Quebec, Canada
Inter-Continental Hotels (Montreal) Owning Corp.	Quebec, Canada
Inter-Continental Hotels (Overseas) Ltd.	England
InterContinental Hotels (Puerto Rico) Inc	Puerto Rico
Inter-Continental Hotels (Singapore) Pte. Ltd.	Singapore
Inter-Continental Hotels Betriebsgesellschaft mbH	Germany
Inter-Continental Hotels Corporation	Delaware, USA
Inter-Continental Hotels Corporation — Cairo Branch
Inter-Continental Hotels Corporation — Jordan Branch	Jordan
Inter-Continental Hotels Corporation — Malaysia Branch	Malaysia
Inter-Continental Hotels Corporation — Malta Branch	Malta
Inter-Continental Hotels Corporation — Philippines Branch	Philippines
Inter-Continental Hotels Corporation — Poland Branch	Poland
Inter-Continental Hotels Corporation — Portugal Branch	Portugal
Inter-Continental Hotels Corporation — Tel Aviv Branch	Israel
Inter-Continental Hotels Corporation de Venezuela C.A.	Venezuela
Intercontinental Hotels Corporation Limited	Bermuda
Intercontinental Hotels Corporation Limited — Egypt Branch	Egypt
Intercontinental Hotels Corporation Limited — Saudi Branch	Saudi
Inter-Continental Hotels Corporation Pty Ltd.	Australia
InterContinental Hotels Group (Asia Pacific) Pte Ltd	Singapore
InterContinental Hotels Group (Canada) Inc.	Canada
InterContinental Hotels Group (Espana) SA	Spain
InterContinental Hotels Group (Japan) Inc.	Tennessee
InterContinental Hotels Group (Japan) Inc. — Japan Branch	Japan
InterContinental Hotels Group (UK) Ltd	England
InterContinental Hotels Group Customer Services Ltd.	England
InterContinental Hotels Group do Brasil Ltda	Brazil
InterContinental Hotels Group Finance (CI) Ltd.	Jersey
InterContinental Hotels Group Healthcare Trustee Ltd	England
InterContinental Hotels Group Limited
InterContinental Hotels Group Operating Corp.	USA
InterContinental Hotels Group PLC	England
InterContinental Hotels Group Resources Inc	Delaware, USA
InterContinental Hotels Group Resources Inc — Guam Branch	Guam
InterContinental Hotels Group Services Company	England
InterContinental Hotels Group Services Company — Spanish Branch	Spain
Inter-Continental Hotels Italia, SrL	Italy
InterContinental Hotels Ltd	England
Intercontinental Hotels Management GmbH	Germany
InterContinental Hotels Nevada Corporation	Nevada
Inter-Continental Hotels of San Francisco Inc.	Delaware, USA
Inter-Continental Hotels Saudi Arabia Ltd.	Saudi Arabia
Inter-Continental Jeddah Corp.	Delaware, USA
Inter-Continental Management (Australia) Pty Limited	Australia
Inter-Continental Netherlands CV	The Netherlands
Inter-Continental Overseas Holding Corporation	Delaware, USA
Inter-Continental Overseas Holding Corporation — Bermuda Branch	Bermuda
Inter-Continental Overseas Holding Corporation — Egyptian Branch	Egypt
Inter-Continental Overseas Holding Corporation — Jamaican Branch	Jamaica
Inter-Continental Szalloda Budapest Rt.	Hungary
Intercora Limited (65%)	Bermuda
International Airport Hotel Ltd.	Ireland
Inthotel SA (92%)	Spain
Kensington PH Ltd.	England

Name of Company	Country of Incorporation
Kenya Hotel Properties Ltd. (33.8%)	Kenya
Kumul Hotels Ltd. (18%)	Papua New Guinea
Laper S.A.	Switzerland
Leased Hotels Ltd.	England
LIMNA Hotelbetriebsgesellschaft mbH (67.4%)	Germany
LIMNA Hotelbetriebsgesellschaft mbH Verwaltungs KG(67.5%)	Germany
London Essence Co. Ltd.	England
London Forum Hotel Ltd.	England
Louisiana Acquisitions Corp.	Delaware, USA
Maya Baiduri Sdn Bhd (50%)	Malaysia
Mifala Holdings (Vanuatu) Ltd.	Vanuatu
NAS Cobalt No. 2 Ltd.	England
Netherlands International Hotels BV (17%)	The Netherlands
Nuevas Fronteras S.A. (23.66%)	Argentina
Omega Hotels Limited	Eire
Openworld Ltd. (5.97%)
Orbis Travel Bureau (12%)	New York, USA
Orchid Brands Ltd.	England
Orchid Drinks Ltd.	England
OSPR Pty Ltd.	Australia
Panacon	Louisiana, USA
Parkroyal Motor Hotels Pty Ltd.	Australia
Pegasus Systems Inc.	Delaware, USA
Pendigo Hotel Ltd.	England
Penrod Club Texas (Non Profit)	Texas, USA
Pershing Associates (7.5%)	District of Columbia
Pins & Pockets Club, Inc.	Texas, USA
Pollstrong Ltd	England
Powell Pine, Inc.	Delaware, USA
Premier Hotels (Christchurch) Ltd.	New Zealand
President Hotel & Tower Co Ltd. (30%)	Singapore
Priscilla Holiday of Texas, Inc.	Delaware, USA
PT Jakarta International Hotels & Development 0.5151%	Indonesia
PT SC Hotels & Resorts Indonesia	Indonesia
R. White & Sons Ltd.	England
R. White & Sons Ltd.	England
RDP Royal Palm Hotel Ltd.	Delaware, USA
Red — Changes from 30.09.03 to 30.06.04
Red Devil Energy Drinks Ltd.	England
Rednor Inc.	Utah, USA
Resort Services International (Cayo Largo) LP SE	Delaware, USA
RH Resort Staff Co. Pty Ltd	Australia
Robinsons Soft Drinks Ltd.	England
Santa Fe	Mexico
SC (Andina) Inc. (formerly Holiday Inns (Andina) Inc. 70%	Tennessee, USA
SC Car Leasing Ltd.	England
SC Cellars Ltd.	England
SC ESOP Trustee (Jersey) Ltd.	Jersey
SC Finance Investments Co.	England
SC Finance Investments Two Co.	England
SC Hotels (Singapore) Pte Ltd	Singapore
SC Hotels & Resorts (Asia Pacific) Pte Ltd.	Singapore
SC Hotels & Resorts (Australia) Pty Ltd.	Australia
SC Hotels & Resorts (Greater China) Ltd	Hong Kong
SC Hotels & Resorts (India) Private Ltd.	India
SC Hotels & Resorts (Jamaica) Ltd	Jamaica
SC Hotels International Services, Inc.	Delaware, USA
SC Hotels Management Services, Inc.	Delaware, USA
SC Hotels Services (Guangzhou) Ltd.	China
SC Hotels UK Pensions SARL	Luxembourg
SC Investment Minorities Ltd.	England
SC Investments Number 2 Ltd.	England
SC Investments Number 3 Ltd.	England
SC IT Enabled Services (India) Private Limited	India
SC Leisure Group Ltd.	England
SC Luxembourg Investments SARL	Luxembourg
SC Minority Holdings Ltd.	England
SC NAS 2 Ltd.	England
SC NAS 3 Ltd.	England
SC QUEST Ltd	England
SC Racing Gilbraltar Ltd.	Gibraltar
SC Reservations (Philippines) Inc — Philippines Branch	Phillippines
SC Reservations (Philippines) Inc (formerly Holiday Inn (Beijing) Inc	Tennessee, USA
SC Southwick (UK) Ltd.	England
SC Trademarks Ltd.	England
SC Wine Bars Ltd.	England
SCH (Barbados) Ltd.	Barbados
SCH (China) Investments Ltd.	Hong Kong
SCH (UK) Ltd.	England
SCH Insurance Company 75%	Vermont, USA
SCH Minority Holdings LLC	Delaware, USA
SCH Residence (France) SNC	France
SCIH Branston 1	England
SCIH Branston 2	England
SCIH Branston 3	England
SFH Associates L.P.	California, USA
SIBA ATLAS	Mexico
SIBA ESTACIONAMIENTS	Mexico
Sienna Hotel Sp.Z.o.o.	Poland
Six Continents (NAS) PLC	England
Six Continents Corporate Services Co	England
Six Continents Holdings Ltd.	England
Six Continents Hotels and Holidays Ltd.	England
Six Continents Hotels de Colombia SA	Colombia

Name of Company	Country of Incorporation
Six Continents Hotels Group Company — Spanish Branch	Spain
Six Continents Hotels International Ltd.	England
Six Continents Hotels, Inc.	Delaware
Six Continents International Holdings BV	The Netherlands
Six Continents Investments Ltd.	England
Six Continents Leisure Ltd.	England
Six Continents Overseas Holdings Ltd.	England
Six Continents PLC	England
Six Continents Profit Share Scheme Trustee Ltd.	England
Six Continents Restaurants Ltd.	England
SixCo Financing 1 Ltd.	England
SixCo Financing 2 Ltd.	England
SixCo North America, Inc.	Delaware
SNC de L’Hotel Inter-Continental Paris	France
Soaltee Hotel Ltd. (10%)	Nepal
Societe des Grands Hotels du Liban (2%)	Lebanon
Societe des Hotels InterContinental France SNC	France
Societe des Hotels Reunis SAS	France
Societe Immobiliere Kinoise SZARL (50%)	Rep of Congo, Zaire
Societe Nouvelle du Grand Hotel SA	France
Solo’s	N/A
Southern Pacific Hotel Corp. (BVI) Ltd.	British Virgin Islands
Southern Pacific Hotel Corp. (NZ) Ltd.	New Zealand
Southern Pacific Hotel Corp. Holdings Pty Ltd.	Australia
Southern Pacific Hotel Corp. Pty Ltd.	Australia
Southern Pacific Hotel Corp. Sdn Bhd	Malaysia
Southern Pacific Hotels (Indonesia) Ltd.	British Virgin Islands
Southern Pacific Hotels (Technical Services) Limited	British Virgin Islands
Southern Pacific Hotels (Vanuatu) Ltd.	Vanuatu
Southern Pacific Hotels Malaysia Ltd.	British Virgin Islands
Southern Pacific Hotels Operations Ltd.	British Virgin Islands
Southern Pacific Hotels Properties Limited	British Virgin Islands
Southern Pacific Hotels Pty Ltd.	Australia
Southern Table Water Co. Ltd.	England
Southwick Ltd.	Cayman
SPH International Pty Ltd.	Australia
SPHC (Asia) Limited	Hong Kong
SPHC (IP) Pty Ltd.	Australia
SPHC (NZ) Holdings Ltd.	New Zealand
SPHC Australia Ltd.	Singapore
SPHC Equities Ltd.	New Zealand
SPHC Group Pty Ltd.	Australia
SPHC Management Ltd.	Papua New Guinea
SPHC Nominees Pty Ltd	Australia
SPHC Operations (NZ) Ltd.	New Zealand
Spirit Health and Fitness Ltd.	England
SSABCO Ltd. (liquidation candidate)	England
St Lucia Management Services LLC	Delaware, USA
Staybridge Markham Inc	Ontario, Canada
Sunfresh Soft Drinks Ltd.	England
Tahiti Bachcomber SA (15.8%)	Tahiti
TAK How Investment Limited (10%)	Hong Kong
Tape Systems Ltd.(85%)	England
TH Management Ltd.	New Zealand
The GL Hotels Limited (12.6%)	India
The GL Hotels Ltd. (12.6%)	India
The Hotel Clearing Corp.	Delaware, USA
THISCO	Delaware, USA
Tian An Hotels International Limited (50%)	Hong Kong
TLCI Limited	New Zealand/Cook Islands
Top of the Cross Pty Ltd.	Australia
TotRusUs (Russian Branch of HH Hotels (EMEA) BV	Russia
Travel Holdings (Australia) Pty Ltd.	Australia
Travelodge Cook Islands Ltd. (See TLCI Limited)	New Zealand/Cook Islands
Travlex Systems Pty Ltd.	Australia
Trent Technology Ltd.	England
Trifaith Investments Ltd.	British Virgin Islands
Union Leasing Company Ltd.	England
Universal de Hoteles SA	Colombia
Victoria Hotels (Christchurch) Ltd.	New Zealand
VP Hotels Pty Ltd.(now IHG(Victoria Park) Pty Ltd	Australia
White Shield Insurance Company Ltd.	Gibraltar
Willard Associates (15.47%)	District of Columbia
World Res Europe Limited	England
World Trade Center Montreal Hotel Corp. (74.11%)	Quebec, Ontario
Xenia Hotel Abwicklungs GBMH (in liquidation)
Yokohama Grand Intercontinental Hotel Co. Ltd. (5%)	Japan